NUMBER                                                                  SHARES
MV _____                                                               -______-

                                                                CUSIP 55261N 107

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                               MAR VENTURES, INC.

      Authorized capital stock 30,000,000 Shares $.001 Par Value Per Share



THIS IS TO CERTIFY


is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001
                          EACH OF THE CAPITAL STOCK OF

                               MAR VENTURES, INC.

transferable only on the books of the Corporation in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

         Dated:




   SECRETARY                                              CHAIRMAN OF THE BOARD


                                [Corporate Seal]

                                 [REVERSE SIDE]


TEN COM    -        as tenants in common         UNIF GIFT MIN ACT ..Custodian..
                                                           (Cust)         Minor
TEN ENT    -        as tenants by the entireties  under Uniform Gifts To Minors

JT TEN     -        as joint tenants with right   Act
                    of survivorship and not as                (State)
                    Tenants in common

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                   Common Shares
-----------------------------------------------------------------

represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated


                                    X
                                      ------------------------------------------

                                      ------------------------------------------

                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed




By
  ---------------------------------------
THE  SIGNATURE(S)  SHOULD BE  GUARANTEED
BY AN ELIGIBLE  GUARANTOR  INSTITUTION,
(BANKS,  STOCKHOLDERS,  SAVINGS  AND LOAN
ASSOCIATIONS  AND CREDIT  UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT TO
SEC RULE 17A8-15.